UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Advent Claymore Convertible Securities and Income Fund Advent/Claymore Enhanced Growth & Income Fund Advent/Claymore Global Convertible Securities & Income Fund
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ADVENT CLAYMORE CONVERTIBLE SECURITIES AND
INCOME FUND (NYSE: AVK)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)
ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES &
INCOME FUND (NYSE: AGC)
1271 Avenue of the Americas, 45th floor
New York, New York 10020

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To be held on October 25, 2011

Notice is hereby given to the shareholders of each of Advent Claymore Convertible Securities and Income Fund ("AVK"), Advent/Claymore Enhanced Growth & Income Fund ("LCM") and Advent/Claymore Global Convertible Securities & Income Fund ("AGC") (AVK, LCM and AGC are each referred to herein as a "Trust" and collectively as the "Trusts") that the Joint Annual Meeting of Shareholders of the Trusts (the "Annual Meeting") will be held at the offices of the Trusts' counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036 on Tuesday, October 25, 2011, at 11:30 a.m. (Eastern time). The Annual Meeting is being held for the following purposes:

1.  To elect Trustees in the following manner:

(a)  With Respect to each of AVK and AGC:

(i)  To elect the Trustee nominee named in the accompanying proxy statement, Mr. Daniel L. Black, as a Class II Trustee by holders of common shares and preferred shares voting together as a single class, to serve until the Trust's 2014 annual meeting of shareholders or until his successor shall have been elected and qualified; and

(ii)  To elect the Trustee nominee named in the accompanying proxy statement, Mr. Michael A. Smart, as a Class II Trustee by holders of preferred shares voting as a separate class, to serve until the Trust's 2014 annual meeting of shareholders or until his successor shall have been elected and qualified.

(b)  With Respect to LCM: To elect the Trustee nominees named in the accompanying proxy statement, Mr. Daniel L. Black and Mr. Michael A. Smart, as Class I Trustees to serve until the Trust's 2014 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2.  To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES (THE "BOARD") OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES OF THE BOARD OF YOUR TRUST

The Board of each Trust has fixed the close of business on September 6, 2011, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the
Board of each Trust

/s/ Robert Schwartz

Robert Schwartz, Secretary of each Trust

New York, New York

September 20, 2011

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE TRUSTS ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF A TRUST'S SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER'S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER'S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF A TRUST, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER'S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A "LEGAL PROXY" FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND
INCOME FUND (NYSE: AVK)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)
ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES &
INCOME FUND (NYSE: AGC)
PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 25, 2011

This proxy statement ("Proxy Statement") is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of Advent/Claymore Enhanced Growth & Income Fund ("LCM") and the holders of Common Shares and the holders of Auction Market Preferred Shares, par value $0.001 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with Common Shares, "Shares") of Advent Claymore Convertible Securities and Income Fund ("AVK") and Advent/Claymore Global Convertible Securities & Income Fund ("AGC") (AVK, LCM and AGC are each referred to herein as a "Trust" and collectively as the "Trusts") in connection with the solicitation by the Board of Trustees (the "Board") of each Trust of proxies to be voted at the joint annual meeting of shareholders of the Trusts to be held on Tuesday, October 25, 2011, and any adjournment, postponement or delay thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Trusts' counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, on October 25, 2011, at 11:30 a.m. (Eastern time).

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders ("Notice of Joint Annual Meeting"). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission ("SEC"). If there is anything you don't understand, please contact the Trusts at (866) 274-2227.

Each Trust will furnish to any shareholder, without charge, a copy of such Trust's most recent annual report and semi-annual report to shareholders upon request. Requests should be directed to Guggenheim Funds Distributors, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (866) 274-2227.

The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Trusts' shareholders on or about September 20, 2011.

•  Why is a shareholder meeting being held?

The Common Shares of each Trust are listed on the New York Stock Exchange ("NYSE"), and each Trust's Agreement and Declaration of Trust and the rules of the NYSE require each Trust to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•  What proposal will be voted on?

1.  To elect Trustees in the following manner:

(a)  With Respect to each of AVK and AGC:

(i)  To elect the Trustee nominee named in this Proxy Statement, Mr. Daniel L. Black, as a Class II Trustee by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Trust's 2014 annual meeting of shareholders or until his successor shall have been elected and qualified; and

(ii)  To elect the Trustee nominee named in this Proxy Statement, Mr. Michael A. Smart, as a Class II Trustee by holders of Preferred Shares voting as a separate class, to serve until the Trust's 2014 annual meeting of shareholders or until his successor shall have been elected and qualified.

(b)  With Respect to LCM: To elect the Trustee nominees named in this Proxy Statement, Mr. Daniel L. Black and Mr. Michael A. Smart, as Class I Trustees to serve until the Trust's 2014 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

•  Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Trust(s), no matter how many shares you own.

•  Who is asking for your vote?

The enclosed proxy card is solicited by the Board of each Trust for use at the Annual Meeting to be held on Tuesday, October 25, 2011, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Joint Annual Meeting.

•  How does the Board recommend that shareholders vote on the Proposals?

The Board unanimously recommends that you vote "FOR" the nominees of the Board, Mr. Daniel L. Black and Mr. Michael A. Smart.

The Board has reviewed the qualifications and backgrounds of the Board's nominees (Mr. Daniel L. Black and Mr. Michael A. Smart) and believes that they are experienced in overseeing investment companies and are familiar with the Trusts, their investment strategies and operations and the investment advisor and investment manager of the Trusts. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests.

•  Who is eligible to vote?

Shareholders of record of each Trust at the close of business on September 6, 2011 (the "Record Date"), are entitled to be present and to vote on the applicable Proposal at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote on those Proposals on which holders of those shares are entitled to vote. Shares represented by duly executed proxies will be voted in accordance with your instructions.

•  How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Trust's Shares, in order to gain admission you must show photographic identification, such as your driver's license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver's license, and satisfactory proof of ownership of Shares of a Trust, such as your voting instruction form (or a copy thereof) or broker's statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a "legal proxy" from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Trusts at (866) 274-2227 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don't fill in a vote, your Shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trusts a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares of a Trust in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Trusts understand that, under the rules of the NYSE, such broker-dealer firms may for certain "routine" matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The proposal is a "routine" matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner's Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•  What vote is required to elect a Trustee nominee?

With respect to Proposal 1(a)(i) and 1(b), the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

With respect to Proposal 1(a)(ii), the affirmative vote of a majority of the Preferred Shares present in person or represented by proxy at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

•  Why does this proxy statement list three closed-end funds?

The Trusts have similar proposals and it is cost-efficient to have a joint proxy statement and joint annual meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Trust's meeting to a time immediately after the Annual Meeting so that each Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective proposal relating to their Trust. In any event, an unfavorable vote on any proposal by the shareholders of one Trust will not affect the implementation of such Proposal by another Trust if the proposal is approved by the shareholders of that Trust.

•  How many shares of each Trust were outstanding as of the record date?

At the close of business on September 6, 2011, AVK had 23,580,877 Common Shares outstanding and 10,480 Preferred Shares outstanding, LCM had 13,603,205 Common Shares outstanding and AGC had 32,240,720 Common Shares outstanding and 6,800 Preferred Shares outstanding.

THE PROPOSAL: TO ELECT TRUSTEES

Each Trust's Agreement and Declaration of Trust and the rules of the NYSE require each Trust to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Trusts are being asked to elect to Trustees in the following manner:

1(a)  With Respect to each of AVK and AGC:

(i)  To elect the Trustee nominee named in this Proxy Statement, Mr. Daniel L. Black, as a Class II Trustee by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Trust's 2014 annual meeting of shareholders or until his successor shall have been elected and qualified; and

(ii)  To elect the Trustee nominee named in this Proxy Statement, Mr. Michael A. Smart, as a Class II Trustee by holders of Preferred Shares voting as a separate class, to serve until the Trust's 2014 annual meeting of shareholders or until his successor shall have been elected and qualified.

1(b)  With Respect to LCM: To elect the Trustee nominees named in this Proxy Statement, Mr. Daniel L. Black and Mr. Michael A. Smart, as Class I Trustees to serve until the Trust's 2014 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees

The Trustees of each Trust are classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustees of each Trust:

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (AVK) AND ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND (AGC)

CLASS I TRUSTEES:

-Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees of AVK and AGC. The term of the Class I Trustees will continue until the 2013 annual meeting of shareholders or until successors shall have been elected and qualified.

CLASS II TRUSTEES:

-Mr. Michael A. Smart* and Mr. Daniel L. Black are the Class II Trustees of AVK and AGC. Mr. Michael A. Smart* and Mr. Daniel L. Black are standing for re-election at the Annual Meeting.

CLASS III TRUSTEES:

-Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg* are the Class III Trustees of AVK and AGC. The term of the Class III Trustees will continue until the 2012 annual meeting of shareholders or until successors shall have been elected and qualified.

  *  Designated as Trustees elected by preferred shareholders.

ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (LCM)

CLASS I TRUSTEES:

-Mr. Michael A. Smart and Mr. Daniel L. Black are the Class I Trustees of LCM. Mr. Michael A. Smart and Mr. Daniel L. Black are standing for re-election at the Annual Meeting.

CLASS II TRUSTEES:

-Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class II Trustees of LCM. The term of the Class II Trustees will continue until the 2012 annual meeting of shareholders or until successors shall have been elected and qualified.

CLASS III TRUSTEES:

-Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class III Trustees of LCM. The term of the Class III Trustees will continue until the 2013 annual meeting of shareholders or until successors shall have been elected and qualified.

Each Trustee nominee, if elected at the Annual Meeting, will hold office for three years or until his successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees of the Trusts will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote "FOR" the election of the Trustee nominees named above. Each of Mr. Michael A. Smart and Mr. Daniel L. Black has consented to serve as a Trustee of each Trust if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

Certain information concerning the current Trustees, the Trustee nominees and the officers of each of the Trusts is set forth in the table below. The "interested" Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) is indicated by an asterisk (*). Independent Trustees are those who are not interested persons of (i) the Trusts, (ii) Advent Capital Management, LLC ("Advent"), each Trust's investment manager, (iii) Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds"), each Trust's administrator and LCM's and AGC's investment advisor, or (iv) Guggenheim Funds Distributors, Inc., AVK's shareholder servicing agent, and who satisfy the requirements contained in the definition of "independent" as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the "Independent Trustees").

Each Trust is part of a fund complex advised or managed by Advent (referred to herein as the "Advent Fund Complex"). The Trusts are also part of a fund complex (referred to herein as the "Guggenheim Funds Fund Complex") that consists of U.S. registered investment companies advised or serviced by Guggenheim Funds or its affiliates. The Guggenheim Funds Fund Complex is composed of 15 closed-end funds (including the Trusts) and 43 exchange-traded funds. The Guggenheim Funds Fund Complex is overseen by multiple boards of trustees. Messrs. Nyberg and Barnes also serve as trustees of other funds in the Guggenheim Funds Fund Complex. Messrs. Maitland, Medina, Seizert, Smart and Black do not serve as trustees of funds in the Guggenheim Funds Fund Complex other than the Trusts.

Board Leadership Structure

The primary responsibility of the Board of each Trust (collectively, the "Boards") is to represent the interests of the shareholders of such Trust and to provide oversight of the management of such Trust. Each Trust's day-to-day operations are managed by such Trust's investment advisor, investment manager and other service providers who have been approved by the Board of such Trust. Each Board is currently comprised of seven Trustees, six of whom are Independent Trustees and one of whom is classified as an Interested Trustee. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. Generally, each Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

Each Board has appointed an Interested Trustee as chairperson and the Independent Trustees of each Board have designated Mr. Daniel L. Black as lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel.

Each Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board of each Trust and its committees meet periodically throughout the year to oversee such Trust's activities, review contractual arrangements with service providers, review such Trust's financial statements, oversee compliance with regulatory requirements, and review performance. The Board of each Trust has determined that this leadership structure, including an Interested Trustee as chairperson, a lead Independent Trustee, a supermajority of Independent Trustees on the Board and committee membership limited to Independent Trustees, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

Boards' Role in Risk Oversight

The day-to-day management of various risks relating to the administration and operation of each Trust is the responsibility of each Trust's investment advisor, investment manager and other service providers retained by the Board of each Trust or by management, most of whom employ professional personnel who have risk management responsibilities. The Board of each Trust oversees this risk management function consistent with and as part of its oversight duties. The Board of each Trust performs this risk management oversight function directly and, with respect to various matters, through an Audit Committee and a Nominating and Governance

Committee established by each Board. Each committee reports its activities to each Board on a regular basis. The following description provides an overview of many, but not all, aspects of each Board's oversight of risk management for each Trust. In this connection, the Board of each Trust has been advised that it is not practicable to identify all of the risks that may impact such Trust or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board of each Trust, working with personnel of such Trust's investment advisor, investment manager and other service providers, has endeavored to identify the primary risks that confront such Trust. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting affiliates of Advent and Guggenheim Funds in managing such Trust. The Board of each Trust has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting such Trust. In addition, the officers of each Trust, each Trust's investment advisor, investment manager and other service providers to each Trust have also implemented a variety of processes, procedures and controls designed to address particular risks to such Trust. The Board of each Trust and persons retained to render advice and service to each Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board of each Trust requires officers of such Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee of each Trust also receives reports from such Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board of each Trust meets with such Trust's Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session periodically, to discuss compliance matters and, on a quarterly basis, receives a report from the Chief Compliance Officer regarding compliance matters. The Board of each Trust, with the assistance of such Trust's management, reviews investment policies and risks in connection with its review of such Trust's performance. In addition, the Board of each Trust receives reports from such Trust's investment advisor or investment manager on the investments and securities trading of such Trust. With respect to valuation, the Board of each Trust has approved fair valuation procedures applicable to valuing such Trust's securities, which the Board and the Audit Committee periodically review. The Board of each Trust also requires such Trust's investment advisor and investment manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Trustees

Name, Address(1) and Year of Birth	Position Held with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in the Advent Fund Complex Overseen by Trustee	Other Public Company or Investment Company Directorships Held During Past Five Years
INTERESTED TRUSTEE:

Tracy V. Maitland* Year of birth: 1960	Trustee, Chairman, President and Chief Executive Officer(2)	President of Advent Capital Management, LLC, which he founded in June 2001. Prior to June 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.

INDEPENDENT TRUSTEES:

Derek Medina Year of birth: 1966	Trustee(2)	Senior Vice President, Business Affairs at ABC News (2008-present). Vice President, Business Affairs and News Planning at ABC News (2003-2008). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).	3	None.

(table continued from previous page)

Name, Address(1) and Year of Birth	Position Held with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in the Advent Fund Complex Overseen by Trustee	Other Public Company or Investment Company Directorships Held During Past Five Years
INDEPENDENT TRUSTEES:

Ronald A. Nyberg Year of birth: 1953	Trustee(2)	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	3	Trustee, of funds in the Guggenheim Funds Fund Complex.(4)

Gerald L. Seizert Year of birth: 1952	Trustee(2)	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm's hedge fund, Prosper Associates, LLC (2000-present). Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984). Director, Young Scholar's Institute (2005-present).	3	None.

Michael A. Smart Year of birth: 1960	Trustee(2)	Managing Partner, Cordova, Smart & Williams LLC (2003-Present). Formerly, Principal , First Atlantic Capital Ltd., (2001-2004). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, a private placement firm (1991-1992). Former Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3	Chairman, Board of Directors, Berkshire Blanket, Inc. (2006-present); President and Chairman, Board of Directors, Sqwincher Holdings (2006-present); Board of Directors, Sprint Industrial Holdings (2007-present); Board of Directors, National Association of Investment Companies ("NAIC") (2010-present).

Daniel L. Black Year of birth: 1960	Trustee(3)	Managing Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of BNY Mellon (1998-2003).	3	Director of Antenna International, Inc. (September 2010-present); Director of Bonded Services, LTD. (May 2011-present); Former Director of Penn Foster Education Group, Inc.; Former Trustee, Bank Street College of Education.

Randall C. Barnes Year of birth: 1951	Trustee(3)	Private Investor (2001-present). Formerly, Senior Vice President, Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1997).	3	Trustee, of funds in the Guggenheim Funds Fund Complex.

  *  "Interested Person" of each Trust as defined in the 1940 Act. Mr. Maitland is an interested person due to his relationship with Advent.

  (1)  The business address of each current Trustee is c/o Advent Capital Management, LLC, 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.

  (2)  Trustee since commencement of operation of each Trust.

  (3)  Trustee of LCM since September 20, 2005. Trustee of AGC since commencement of AGC's operations.

  (4)  Mr. Nyberg oversees 56 portfolios in the Guggenheim Funds Fund Complex.

  (5)  Mr. Barnes oversees 54 portfolios in the Guggenheim Funds Fund Complex.

Trustee Experiences, Qualifications, and Skills

Each Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow each Board to operate effectively in governing each Trust and protecting the interests of shareholders.

The Trustees were selected to serve and continue on each Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, each Trust's investment advisor, investment manager, other service providers, counsel and independent auditors, availability and commitment to attend meetings and perform the responsibilities of a Trustee and to exercise effective business judgment in the performance of their responsibilities as a Trustee and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management. Each Trustee also now has considerable familiarity with the Trusts, each Trust's investment advisor, investment manager and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of each Trust.

Each Trustee's ability to perform his duties effectively is evidenced by his educational background or professional training; business positions; experience from service as a Trustee of the Trusts, other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings throughout the years; or other relevant life experiences.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of each Trust's business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Boards or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Boards by reason thereof.

Trustee	Experiences, Qualifications and Skills
Tracy V. Maitland	Mr. Maitland's service as a Trustee of each Trust and his experience as President of Advent Capital Management, LLC provides him with experience in financial, accounting, regulatory, governance and investment matters, with particular experience and practical business knowledge in the investment management industry.

Derek Medina	Mr. Medina's service as a Trustee of each Trust, his experience as Senior Vice President at ABC News, and his professional training and prior experience as an attorney at a law firm and a financial services firm provides him with experience in financial, regulatory, investment, legal and governance matters.

Ronald A. Nyberg	Mr. Nyberg's service as a Trustee of each Trust, and his professional training and experience as an attorney and partner of a law firm and at an asset management firm provides him with experience in financial, regulatory, legal, investment management and governance matters.

Gerald L. Seizert	Mr. Seizert's service as a Trustee of each Trust, and his service at various asset management firms, including serving as CEO and as a board member, provides him with experience in financial, accounting, regulatory, governance, capital markets and investment matters.

Michael A. Smart	Mr. Smart's service as a Trustee of each Trust, and as a board member, managing partner and employee of various financial and operating companies provides him with experience in financial, accounting, regulatory, governance, investment banking, private equity and investment matters.

Daniel L. Black	Mr. Black's service as a Trustee and as a past board member for a variety of organizations including information, education and media businesses and his long career of holding leadership positions in general management, commercial banking and credit, investment banking, private equity and mezzanine investing provides him with experience in financial, accounting, regulatory, governance and investment matters.

Randall C. Barnes	Mr. Barnes's service as a Trustee of each Trust, his executive employment experience at various global food and beverage companies, and his personal investment experience, provides him with experience in financial, accounting, regulatory, governance and investment matters.

Executive Officers

The Trusts' officers receive no compensation from the Trusts, but may also be officers or employees of the investment manager, the investment advisor or affiliates of the investment manager or investment advisor of the Trusts and may receive compensation in such capacities.

Name, Address(1) and Year of Birth	Positions Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years
F. Barry Nelson Year of birth: 1943	Vice President and Assistant Secretary	AVK since 2003; LCM since 2005; AGC since 2007	Co-Portfolio Manager at Advent Capital Management, LLC (2001-present). Prior to 2001, Mr. Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.

Robert Schwartz Year of birth: 1955	Secretary and Chief Compliance Officer	Since 2011	General Counsel and Chief Compliance Officer of Advent Capital Management, LLC (June 2011-present). Previously, Managing Director, Nomura Corporate Research and Asset Management, Inc. (2001-2011).

Robert White Year of birth: 1965	Treasurer and Chief Financial Officer	AVK since 2005; LCM since 2005; AGC since 2007	Chief Financial Officer of Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

Douglas Melancon Year of birth 1967	Vice President	Since 2010	Co-Portfolio Manager of Advent Capital Management, LLC (2004-present). Formerly, Portfolio Manager at Merlin BioMed Group (2001-2004).

  (1)  The business address of each officer of the Fund is c/o Advent Capital Management, LLC, 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.

  (2)  Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Board Committees

The Trustees have determined that the efficient conduct of the Trusts' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The standing committees of the Boards are the Audit Committee and the Nominating and Governance Committee.

Audit Committee

Each Trust has an Audit Committee, composed of all of the Independent Trustees, which is charged with selecting a firm of independent registered public accountants for such Trust and reviewing accounting matters with the accountants. The members of the Audit Committee of each Trust are Messrs. Seizert, Smart, Barnes, Black, Medina and Nyberg, all of whom are Independent Trustees. A majority of the members of the Audit Committee of each Trust are audit committee financial experts and are independent for the purpose of the definition of audit committee financial expert as applicable to such Trust.

The Audit Committee of each Trust presents the following report:

The Audit Committee of each Trust performed the following functions: (i) each Audit Committee reviewed and discussed the audited financial statements of the Trust with management of each Trust; (ii) each Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) each Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by ISB Standard No. 1 and has discussed with the independent registered public accounting firm the auditors' independence and (iv) each Audit Committee recommended to the Board of Trustees of the Trust that the financial statements be included in the Trust's Annual Report for the past fiscal year.

The Audit Committee of each Trust is governed by a written charter. AVK's Board approved its charter on March 27, 2003, LCM's Board approved its charter on March 30, 2004 and AGC's Board approved its charter on March 13, 2007.

The Audit Committee charters of the Trusts are not available on the Trusts' websites. In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The form of the Audit Committee Charter of the Trusts is attached hereto as Appendix A.

Nominating and Governance Committee

The Board of each Trust has a Nominating and Governance Committee, which performs the functions set forth in the Joint Nominating and Governance Committee Charter of the Trusts. The Nominating and Governance Committee is composed of all of the Independent Trustees. Each Trust's Independent Trustees meet regularly as a group in executive session as the Nominating and Governance Committee.

As part of its duties, the Nominating and Governance Committee of each Trust makes recommendations to the full Board of such Trust with respect to candidates for election to the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders for their consideration. In considering candidates recommended to the Nominating and Governance Committee by shareholders, the Nominating and Governance Committee of each Trust will take into consideration the needs of the Board of such Trust and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate recommendation considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include:

-  The name of the shareholder and evidence of the person's ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

-  The name of the recommended candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust(s) and the person's consent to be named as a Trustee if selected by the Nominating and Governance Committee and nominated by the Board.

In order for a shareholder's recommended candidate to be considered by the Nominating and Governance Committee, the information described above must be sent to the applicable Trust's Secretary, c/o Advent Capital Management, LLC, 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.

The Nominating and Governance Committee of each Trust believes that the minimum qualifications for serving as a Trustee of each Trust are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of such Trusts and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee of each Trust examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and such Trust. The Nominating and Governance Committee has a policy to consider diversity of backgrounds and experience when identifying Trustee nominee candidates. The Nominating and Governance Committee believes the Boards generally benefit from diversity of background, experience and views among its members, and considers how a particular candidate could be expected to contribute to such overall diversity and thereby enhance the effectiveness of the Board.

The Joint Nominating and Governance Committee Charter of the Trusts was approved by the Boards of AVK and LCM on December 12, 2006 and by the Board of AGC on March 13, 2007. The Joint Nominating and Governance Committee Charter of the Trusts is not available on the Trusts' websites. In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Joint Nominating and Governance Committee Charter of the Trusts was attached as an appendix to the Trusts' 2010 proxy statement.

Trustee Communications

Shareholders and other interested parties may contact the Boards or any member of the Boards by mail. To communicate with the Boards or any member of the Boards, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Trust or Trusts at 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.

Trustee Beneficial Ownership of Securities

As of September 6, 2011, the Trustees owned equity securities of the Trusts and other funds in the Advent Fund Complex in the following amounts:

Name of Trustee or Trustee Nominee	Common Shares of AVK Owned	Dollar Range of Equity Securities in AVK	Shares of LCM Owned	Dollar Range of Equity Securities in LCM	Common Shares of AGC Owned	Dollar Range of Equity Securities in AGC	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Advent Fund Complex
INTERESTED TRUSTEE:
Tracy V. Maitland	16,137	over $100,000	2,000	$10,001-$50,000	6,000	$10,001-$50,000	over $100,000
INDEPENDENT TRUSTEES:
Derek Medina	1,150	$10,001-$50,000	1,800	$10,001-$50,000	2,370	$10,001-$50,000	$10,001-$50,000
Ronald A. Nyberg	1,300	$10,001-$50,000	2,185	$10,000-$50,000	2,588	$10,001-$50,000	$50,001-$100,000(1)
Gerald L. Seizert	17,200	over $100,000	18,744	over $100,000	16,250	over $100,000	over $100,000
Michael A. Smart	400	$1-$10,000	300	$1-$10,000	300	$1-$10,000	$10,001-$50,000
Daniel L. Black	4,475	$50,001-$100,000	2,761	$10,001-$50,000	2,012	$10,001-$50,000	over $100,000
Randall C. Barnes	7,907	over $100,000	1,728	$10,001-$50,000	1,900	$10,001-$50,000	over $100,000(2)

  (1)  The aggregate dollar range of equity securities overseen by Mr. Nyberg in the Guggenheim Funds Fund Complex as of September 6, 2011 was over $100,000.

  (2)  The aggregate dollar range of equity securities overseen by Mr. Barnes in the Guggenheim Funds Fund Complex as of September 6, 2011 was over $100,000.

As of September 6, 2011, none of the officers of the Trusts, who are not Trustees, owned equity securities of the Trusts except as follows: F. Barry Nelson owned 11,812 common shares of AVK, 3,050 shares of LCM and 5,150 common shares of AGC.

As of September 6, 2011, each Trustee and the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of each Trust.

Board Meetings

Five meetings of the Board of AVK were held during its last fiscal year ended October 31, 2010. Five meetings of the Board of LCM were held during its last fiscal year ended October 31, 2010. Five meetings of the Board of AGC were held during its last fiscal year ended October 31, 2010.

Two meetings of the Audit Committee of AVK were held during its last fiscal year ended October 31, 2010. Two meetings of the Audit Committee of LCM were held during its last fiscal year ended October 31, 2010. Two meetings of the Audit Committee of AGC were held during its last fiscal year ended October 31, 2010.

One meeting of the Nominating and Governance Committee of AVK was held during its last fiscal year ended October 31, 2010. One meeting of the Nominating and Governance Committee of LCM was held during its last fiscal year ended October 31, 2010. One meeting of the Nominating and Governance Committee of AGC was held during its last fiscal year ended October 31, 2010.

Each Trustee of AVK attended at least 75% of the aggregate of: (i) all regular meetings of the Board of AVK held during its last fiscal year ended October 31, 2010; and (ii) all meetings of all committees of the Board of AVK on which the Trustee served held during its last fiscal year ended October 31, 2010.

Each Trustee of LCM attended at least 75% of the aggregate of: (i) all regular meetings of the Board of LCM held during its last fiscal year ended October 31, 2010; and (ii) all meetings of all committees of the Board of LCM on which the Trustee served held during its last fiscal year ended October 31, 2010.

Each Trustee of AGC attended at least 75% of the aggregate of: (i) all regular meetings of the Board of AGC held during its last fiscal year ended October 31, 2010; and (ii) all meetings of all committees of the Board of AGC on which the Trustee served held during its last fiscal year ended October 31, 2010.

It is the Trusts' policy to encourage Trustees to attend annual meetings. At the joint annual meeting of AVK, LCM and AGC held on September 28, 2010, all seven Trustees attended the meeting in person.

Trustee Compensation

The following table sets forth the compensation paid to each Independent Trustee by each Trust and the total compensation paid to each Independent Trustee by the Advent Fund Complex and the Guggenheim Funds Fund Complex, as applicable, during the Trusts' most recently completed fiscal year. Mr. Maitland did not receive compensation from any Trust during the Trusts' most recently completed fiscal year.

Name of Board Member	Compensation From AVK	Compensation From LCM	Compensation From AGC	Total Compensation From the Advent Fund Complex
INTERESTED TRUSTEE:
Tracy V. Maitland	$0	$0	$0	$0
INDEPENDENT TRUSTEES:
Derek Medina	$25,000	$25,000	$25,000	$75,000
Ronald A. Nyberg	$26,500	$26,500	$26,500	$79,500	(1)
Gerald L. Seizert	$26,000	$26,000	$26,000	$78,000
Michael A. Smart	$25,000	$25,000	$25,000	$75,000
Daniel L. Black	$25,000	$25,000	$25,000	$75,000
Randall C. Barnes	$25,000	$25,000	$25,000	$75,000	(2)

  (1)  Mr. Nyberg's total compensation from the Guggenheim Funds Fund Complex was $364,750 during the Trusts' most recently completed fiscal year.

  (2)  Mr. Barnes's total compensation from the Guggenheim Funds Fund Complex was $272,125 during the Trusts' most recently completed fiscal year.

Shareholder Approval

With respect to Proposal 1(a)(i) and Proposal 1(b), the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee with respect to the applicable Trust. The holders of Common Shares and the holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote together as a single class with respect to Proposal 1(a)(i) with respect to the applicable Trust. Abstentions will have the same effect as votes against Proposal 1(a)(i) and Proposal 1(b). "Broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 1(a)(i) or Proposal 1(b).

With respect to Proposal 1(a)(ii), the affirmative vote of a majority of the Preferred Shares present in person or represented by proxy at each Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee with respect to the applicable Trust. The holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote as a separate class with respect to Proposal 1(a)(ii) with respect to the applicable Trust. Abstentions and broker non-votes will have the same effect as votes against Proposal 1(a)(ii).

Board Recommendation

With respect to Proposal 1(b), the Board, including the Independent Trustees, unanimously recommends that shareholders of LCM vote "FOR" the nominees of the Board (Mr. Daniel L. Black and Mr. Michael A. Smart).

With respect to Proposal 1(a)(i), the Board, including the Independent Trustees, unanimously recommends that shareholders of AVK and AGC vote "FOR" the nominee of the Board (Mr. Daniel L. Black) of each of AVK and AGC respectively.

With respect to Proposal 1(a)(ii), the Board, including the Independent Trustees, unanimously recommends that holders of Preferred Shares of AVK and AGC vote "FOR" the nominee of the Board (Mr. Michael A. Smart) of each of AVK and AGC respectively.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

The Board has fixed the close of business on September 6, 2011, as the Record Date for the determination of shareholders of each Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Trust as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by such Trust for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Trust's Shares, in order to gain admission you must show photographic identification, such as your driver's license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver's license, and satisfactory proof of ownership of Shares of a Trust, such as your voting instruction form (or a copy thereof) or broker's statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a "legal proxy" from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Trusts at (866) 274-2227 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don't fill in a vote, your Shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion.

Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trusts a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares of a Trust in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Annual Meeting. The Trusts understand that, under the rules of the NYSE, such broker-dealer firms may for certain "routine" matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The proposal is a "routine" matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner's Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 25, 2011

This Proxy Statement is available on the Internet at www.proxyvote.com.

Investment Advisor and Investment Manager

Advent Capital Management, LLC acts as AVK's investment advisor and LCM's and AGC's investment manager. Advent is responsible for making investment decisions with respect to the investment of each Trust's assets. Advent is located at 1271 Avenue of the Americas, 45th Floor, New York, New York 10020. As of July 31, 2011, Advent managed approximately $6.4 billion in assets.

Guggenheim Funds Investment Advisors, LLC acts as LCM's and AGC's investment advisor. Guggenheim Funds is responsible for monitoring the investment decisions with respect to the investment of LCM's and AGC's assets by Advent. Guggenheim Funds is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds offer strategic investment solutions for financial advisors and their valued clients. As an innovator in exchange-traded funds (ETFs), unit investment trusts (UITs) and closed-end funds (CEFs), Guggenheim Funds often leads its peers with creative investment strategy solutions. Guggenheim Funds and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. Guggenheim Funds is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim Partners, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Administrator

Guggenheim Funds Investment Advisors, LLC, located at 2455 Corporate West Drive, Lisle, IL 60532, serves as the Trusts' administrator.

Independent Auditors

PricewaterhouseCoopers LLP ("PWC") has been selected as the Trusts' independent registered public accounting firm by the Audit Committee of each Trust and ratified by a majority of each Trust's Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of each Trust for and during the fiscal year of each of the Trusts ended in 2010. The Trusts do not know of any direct or indirect financial interest of PWC in the Trusts.

Representatives of PWC will attend the Annual Meeting either in person or telephonically, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

The independent registered public accounting firm to audit the accounts of each Trust for the fiscal years of each of the Trusts ending in 2011 will be selected by the Board of each Trust at a meeting of the Board to be held prior to the Annual Meeting on October 25, 2011.

Audit Fees

The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK's annual financial statements for the Trust's fiscal year ended October 31, 2009 were $88,500. The aggregate fees billed to AVK by PWC for professional services rendered for the audit of the Trust's annual financial statements for the Trust's fiscal year ended October 31, 2010 were $88,500.

The aggregate fees billed to LCM by PWC for professional services rendered for the audit of LCM's annual financial statements for the Trust's fiscal year ended October 31, 2009 were $89,250. The aggregate fees billed to LCM by PWC for professional services rendered for the audit of LCM's annual financial statements for Trust's fiscal year ended October 31, 2010 were $87,702.

The aggregate fees billed to AGC by PWC for professional services rendered for the audit of AGC's financial statements for the Trust's fiscal year ended October 31, 2009 were $96,750. The aggregate fees billed to AGC by PWC for professional services rendered for the audit of AGC's annual financial statements for the Trust's fiscal year ended October 31, 2010 were $95,591.

Audit-Related Fees

The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the Trust's fiscal year ended October 31, 2009 for assurance and related services reasonably related to the performance of the audit of AVK's annual financial statements were $16,700 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AVK's Auction Market Preferred Shares). The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the Trust's fiscal year ended October 31, 2010 for assurance and related services reasonably related to the performance of the audit of the AVK's annual financial statements were $16,700 (such fees relate to the performance by PWC of agreed-upon procedures in connection with the AVK's Auction Market Preferred Shares).

The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the Trust's fiscal year ended October 31, 2009 for assurance and related services reasonably related to the performance of the audit of LCM's annual financial statements were $0. The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the Trust's fiscal year ended October 31, 2010 for assurance and related services reasonably related to the performance of the audit of LCM's financial statements were $0.

The aggregate fees billed by PWC and approved by the Audit Committee of AGC for the Trust's fiscal year ended October 31, 2009 for assurance and related services reasonably related to the performance of the audit of AGC's annual financial statements were $16,700 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AGC's Auction Market Preferred Shares). The aggregate fees billed by PWC and approved by the Audit Committee of AGC for the Trust's fiscal year ended October 31, 2010 for assurance and related services reasonably related to the performance of the audit of AGC's financial statements were $16,700 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AGC's Auction Market Preferred Shares).

PWC did not perform any other assurance and related services that were required to be approved by the Trusts' Audit Committees for such period.

Tax Fees

The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the Trust's fiscal year ended October 31, 2009 for professional services rendered for tax compliance, tax advice, and tax planning were $14,500 (such fees relate to tax services provided by PWC in connection with AVK's excise tax calculations and review of the AVK's tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the Trust's fiscal year ended October 31, 2010 for professional services rendered for tax compliance, tax advice, and tax planning were $14,500 (such fees relate to tax services provided by PWC in connection with AVK's excise tax calculations and review of AVK's tax returns).

The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the Trust's fiscal year ended October 31, 2009 for professional services rendered for tax compliance, tax advice, and tax planning were $14,500 (such fees relate to tax services provided by PWC in connection with LCM's excise tax calculations and review of LCM's tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the Trust's fiscal year ended October 31, 2010 for professional services rendered for tax compliance, tax advice, and tax planning were $14,500 (such fees relate to tax services provided by PWC in connection with LCM's excise tax calculations and review of LCM's tax returns).

The aggregate fees billed by PWC and approved by the Audit Committee of AGC for the Trust's fiscal year ended October 31, 2009 for professional services rendered for tax compliance, tax advice, and tax planning were $16,500 (such fees relate to tax services provided by PWC in connection with AGC's excise tax calculations and review of AGC's tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of AGC for the Trust's fiscal year ended October 31, 2010 for professional services rendered for tax compliance, tax advice, and tax planning were $16,500 (such fees relate to tax services provided by PWC in connection with AGC's excise tax calculations and review of AGC's tax returns).

PWC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Trusts' Audit Committee for such period.

All Other Fees

The aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $3,000 for the Trust's fiscal year ended October 31, 2009 and $1,707 for the Trust's fiscal year ended October 31, 2010 for AVK.

The aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for the Trust's fiscal year ended October 31, 2009 and $0 for the Trust's fiscal year ended October 31, 2010 for LCM.

The aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for the Trust's fiscal year ended October 31, 2009 and $0 for the Trust's fiscal year ended October 31, 2010 for AGC.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PWC for the Trust's fiscal year ended October 31, 2009 for services rendered to AVK were $34,200. The aggregate non-audit fees billed by PWC for the Trust's fiscal year ended October 31, 2010 for services rendered to AVK were $32,907.

The aggregate non-audit fees billed by PWC for the Trust's fiscal year ended October 31, 2009 for services rendered to LCM were $14,500. The aggregate non-audit fees billed by PWC for the Trust's fiscal year ended October 31, 2010 for services rendered to LCM were $14,500.

The aggregate non-audit fees billed by PWC for the Trust's fiscal year ended October 31, 2009 for services rendered to AGC were $16,500. The aggregate non-audit fees billed by PWC for the Trust's fiscal year ended October 31, 2010 for services rendered to AGC were $16,500.

The aggregate non-audit fees billed by PWC for the Trust's fiscal year ended October 31, 2009 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trusts were $0. In addition, the aggregate non-audit fees billed by PWC for the Trust's fiscal year ended October 31, 2010 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trusts were $0.

The aggregate non-audit fees billed by PWC for the Trust's fiscal year ended October 31, 2010 for services rendered to Guggenheim Funds, or any entity controlling, controlled by, or under common control with Guggenheim Funds that provides ongoing services to LCM and AGC were $0. In addition, the aggregate non-audit fees billed by PWC for the Trust's fiscal year ended October 31, 2010 for services rendered to Guggenheim Funds, or any entity controlling, controlled by or under common control with Guggenheim Funds that provides ongoing services to LCM and AGC were $0.

Audit Committee's Pre-Approval Policies and Procedures

On June 19, 2003, the Audit Committee of AVK adopted Pre-Approval Policies and Procedures. On March 30, 2004, the Audit Committee of LCM adopted Pre-Approval Policies and Procedures. On March 13, 2007, the Audit Committee of AGC adopted Pre-Approved Policies and Procedures. Since the adoption of such policies and procedures, the Audit Committees of the Trusts have pre-approved all audit and non-audit services provided by PWC to the Trusts, and all non-audit services provided by PWC to Advent and Guggenheim Funds, or any entity controlling, controlled by, or under common control with Advent or Guggenheim Funds, as applicable, that provides ongoing services to the Trusts which are related to the operations of the Trusts. The Audit Committee has considered whether the provision of non-audit services that were rendered by PWC for the Trusts' fiscal years ended October 31, 2009 and October 31, 2010 to Advent or Guggenheim Funds or any entity controlling, controlled by, or under common control with Advent or Guggenheim Funds that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC's independence. Pursuant to such consideration, the Audit Committee has made a determination that such non-audit services are compatible with maintaining PWC's independence.

Advent and affiliates of Advent performing services for one or both of the Trusts paid no fees to PWC in each Trust's most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

Principal Shareholders

As of September 6, 2011, to the knowledge of each Trust, no person beneficially owned more than 5% of the voting securities of any class of securities of any of the Trusts, except for the following.

AVK

Shareholder Name & Address	Class of Shares	Share Holdings	Percentage Owned
First Trust Portfolios(1) 120 E. Liberty Drive Wheaton, IL 60187	Common Shares	5,645,625	23.9%
Bank of America Corporation (and related entities)(2) 100 North Tryon St Charlotte, NC 28255	Preferred Shares	4,108	39.2%
Karpus Management, Inc. 183 Sully's Trail Pittsford, New York 14534	Preferred Shares	1,024	9.8%

  (1)  Based on information obtained from a Schedule 13G/A filed with the SEC on April 8, 2011.

  (2)  Based on information obtained from a Schedule 13D filed with the SEC on January 11, 2011.

  (3)  Based on information obtained from a Schedule 13D/A filed with the SEC on July 12, 2011.

LCM

Shareholder Name & Address	Class of Shares	Share Holdings	Percentage Owned
Advisors Asset Management, Inc.(1) 18925 Base Camp Road Monument, Colorado 80132	Common Shares	755,943	5.6%

  (1)  Based on information obtained from a Schedule 13G filed with the U.S. Securities & Exchange Commission on February 10, 2011.

AGC

Shareholder Name & Address	Class of Shares	Share Holdings	Percentage Owned
First Trust Portfolios(1) 120 E. Liberty Drive Wheaton, IL 60187	Common Shares	6,583,701	20.6%
Bank of America Corporation (and related entities)(2) 100 North Tryon St Charlotte, NC 28255	Preferred Shares	5,050	74.3%
Citigroup Inc. (and related entities)(3) 399 Park Ave New York, NY 10043	Preferred Shares	1,039	15.3%

  (1)  Based on information obtained from a Schedule 13G/A filed with the U.S. Securities & Exchange Commission on January 25, 2011.

  (2)  Based on information obtained from a Schedule 13D filed with the U.S. Securities & Exchange Commission on January 11, 2011.

  (3)  Based on information obtained from a Schedule 13G/A filed with the U.S. Securities & Exchange Commission on January 29, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Trust's officers and Trustees, certain officers of each Trust's investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of each Trust's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the NYSE. Based upon each Trust's review of the copies of such forms effecting the Section 16 filings received by it, each Trust believes that for its fiscal year ended in 2010, all filings applicable to such persons were completed and filed, except as listed below:

Trust	Filing Person	Number of Late Reports and Number of Related Transactions
AVK	Randall C. Barnes	Two late reports, two transactions

AVK	Gerald L. Seizert	One late report, one transaction

AVK	Michael A. Smart	One late report, one transaction

LCM	Randall C. Barnes	Two late reports, five transactions

LCM	Richard Rosen	One late report, three transaction

LCM	Gerald L. Seizert	One late report, one transaction

LCM	Michael A. Smart	One late report, one transaction

AGC	Randall C. Barnes	One late report, three transactions

AGC	Michael A. Smart	One late report, one transaction

Privacy Principles of the Trusts

The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how the Trusts protect that information and why, in certain cases, the Trusts may share information with select other parties.

Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trusts restrict access to non-public personal information about their shareholders to employees of Advent and Guggenheim Funds with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Deadline for Shareholder Proposals

Shareholder proposals intended for inclusion in the Trusts' proxy statement in connection with the Trusts' 2012 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by a Trust at such Trust's principal executive offices by May 23, 2012. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by a Trust at the Trust's principal executive offices not later than August 6, 2012. The proxies solicited by the Trusts for the Trusts' 2012 annual meeting of shareholders may confer discretionary authority to vote on any shareholder proposals that were not submitted in a timely manner, and no description of such proposals will be included in the proxy statement for that meeting.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Trusts in proportion to the amount of proxies solicited on behalf of a Trust to the total proxies solicited on behalf of all of the Trusts. Certain officers of the Trust and certain officers and employees of Advent, Guggenheim Funds or their respective affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Trusts for such out-of-pocket expenses.

Additional Information About the Solicitation

On August 29, 2011, the Trusts and Advent entered into an agreement with Karpus Management, Inc. d/b/a Karpus Investment Management ("Karpus"), pursuant to which, among other things, Karpus agreed to withdraw the trustee nomination notice and shareholder proposal that it had previously submitted to AVK.

AVK has agreed that, if AVK has not (a) commenced a tender offer to repurchase all of its outstanding auction market preferred shares ("AMPS") at par, (b) redeemed all of the AMPS or (c) provided an irrevocable notice of redemption for all of the AMPS, two weeks prior to the date AVK mails its proxy materials to shareholders in connection with its 2012 annual meeting of shareholders (the "2012 Annual Meeting"), Karpus will be entitled to designate an individual (the "Designee") to be nominated as a director elected by the preferred shareholders of AVK and AVK will include the Designee in its proxy materials for election as a director at the 2012 Annual Meeting. However, Karpus will not be entitled to designate a Designee if AVK commences a tender offer for AMPS at a price less than par and Karpus tenders and AVK accepts substantially all of Karpus' AMPS. AVK is under no obligation to commence a tender offer for, or redeem any of, the AMPS and any tender offer or redemption will be made only after a determination by the Board that such action is in the best interests of all of AVK's shareholders.

Karpus agreed to vote all of AVK's securities held by Karpus in accordance with the recommendation of the Board at AVK's 2011 annual meeting of the shareholders.

In addition, Karpus agreed that, until after AVK's 2014 annual meeting of shareholders, with respect to the Trusts, it will not make any shareholder proposals (pursuant to Rule 14a-8 or otherwise); make, participate in or encourage any solicitation of proxies or consents; seek the election, appointment or removal of any trustee; form or join a "group" with respect to the Trusts; act to control or to influence or act to seek control or influence the management, policies, or the boards of trustees of the Trusts; propose any extraordinary transaction; or participate or take action pursuant to any "shareholder access" proposal. However, the above standstill restrictions will expire on the day after the 2012 Annual Meeting if, prior to the 2012 Annual Meeting, (i) AVK fails to commence a tender offer to repurchase the AMPS at par value or fails to redeem all of the AMPS and (ii) Karpus has not otherwise disposed of substantially all of the AMPS that it owns.

The parties also agreed to a mutual non-disparagement provision.

Other Matters

The management of the Trusts knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The persons named in the enclosed proxy card may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of each Trust's shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

Very truly yours,

/s/ Tracy V. Maitland

Tracy V. Maitland
Chairman, Chief Executive Officer
and President of the Trusts

September 20, 2011

Appendix A

ADVENT CLAYMORE CLOSED END FUNDS

Audit Committee Charter

There shall be a nominating and governance committee of the Board of Trustees, which shall be composed of all of the Trustees (the "Independent Trustees") who are not interested persons of any investment advisor to the investment companies in the above-named fund complex (each, a "Fund"). The general purposes of the Committee are to provide assistance to the Board of each Fund (1) in fulfilling its responsibility with respect to oversight of the appropriate and effective governance of the Fund, (2) in selecting and nominating candidates for election to the Board, and (3) (a) in fulfilling its responsibility under Section 15(c) of the 1940 Act, as amended (the "1940 Act"), to consider the annual approval of the investment management and investment advisory arrangements for the Funds and (b) in considering the annual approval of any other contract which requires a similar consideration.

A.  Governance Responsibilities

The Committee's governance duties and responsibilities include the following:

•  To review the compensation of the Trustees periodically and to recommend any changes thereto to the Board;

•  To recommend to the Board policies governing the retirement of Trustees, and any changes to them;

•  To manage the process of conducting the annual self-assessment of the Board and the Committees thereof;

•  To recommend to the Board policies with respect to Fund share ownership by Board members, and to recommend any changes thereto to the Board;

•  To make recommendations to the Board regarding the designation and responsibilities of a Board chair and of such other officers of the Board as the Committee deems necessary or appropriate;

•  To coordinate, in consultation with each Committee of the Board, recommendations to the Board of persons to serve as Committee chair;

•  To review the allocation of assignments and functions to each of the Board's Committees and to recommend any changes to them, as well as changes to the Board's general Committee structure;

•  To review and evaluate its own performance on an annual basis at least annually;

•  To review and assess the adequacy of this Charter on an annual basis and propose any changes for approval by the Independent Trustees;

•  To request, review and evaluate the materials required to be provided by the investment manager and investment adviser of the Funds under Section 15(c) of the 1940 Act, and by any other service provider to the Funds, with respect to the Board's annual consideration of the Funds' management and advisory arrangements and any other Fund contracts required to be considered for approval annually by the Board, and to make recommendations to the Board with respect to such considerations.

B.  Identification and Evaluation of Potential Nominees

The committee will:

•  search for appropriate candidates for nomination to the Board of Trustees when vacancies occur or the Board is seeking to increase the size of the Board,

•  review the qualifications of individuals recommended as potential nominees,

•  develop procedures and policies regarding minimum qualifications of Trustees, sources of recommendations and processes for considering recommendations, and

•  make recommendations to the full Board with respect to candidates for the Board.

The Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Committee will take into consideration the needs of each Board and the

A-1

qualifications of the candidate. The Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Committee, a shareholder must submit the recommendation in writing and must include:

•  The name of the shareholder and evidence of the person's ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

•  The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust(s) and the person's consent to be named as a Trustee if selected by the Committee and nominated by the Board.

The Committee believes that the minimum qualifications for serving as a Trustee of the Fund(s) are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Fund(s) and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund(s). The Committee also seeks to have the Board represent a diversity of backgrounds and experience. In addition, in no event may a Trustee candidate be nominated if his or her term would commence after such candidate has attained the age of seventy-two (72) years.

The Committee may, if it so chooses, also review the Trustees subject to re-election.

C.  Meetings and Procedures

The Committee will meet at least annually and will call special meetings as circumstances may require. The Committee shall act by majority of its members present at a meeting, in person or by conference telephone, at which at least half of its members are present, in person or by conference telephone, or by written consent of a majority of its members.

The Committee is authorized to consult independent counsel and other service providers and to hire or engage experts or subscribe for or otherwise obtain information, at the Funds' expense, it considers useful in performing its responsibilities.

The Committee will cause to be maintained minutes of each of its meetings that it has approved and will provide copies of such minutes to the Board and the Funds.

A-2

PROXY TABULATOR	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT. To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

	ADVENT CLAYMORE CONVERTIBLE SECURITIES
	AND INCOME FUND

	COMMON

	1. Election of Trustee:

	Class II Nominee:			For	Against	Abstain

	1a. Mr. Daniel L. Black			0	0	0

	2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

	Please mark, date, sign & return the proxy promptly in the enclosed envelope.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

Solicited by the Board of Trustees
Advent Claymore Convertible Securities and Income Fund
Annual Meeting of Shareholders
October 25, 2011

COMMON

The annual meeting of shareholders of Advent Claymore Convertible Securities and Income Fund (the “Fund”) will be held at the offices of the Fund’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, October 25, 2011, at 11:30 A.M. EDT (the “Annual Meeting”). The undersigned hereby appoints each of Robert S. Schwartz and Robert White, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT. To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>3	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

	ADVENT CLAYMORE CONVERTIBLE SECURITIES
	AND INCOME FUND

	PREFERRED

	1. Election of Trustees:

	Class II Nominees:			For	Against	Abstain

	1a. Mr. Daniel L. Black			0	0	0

	1b. Mr. Michael A. Smart			0	0	0

	2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

	Please mark, date, sign & return the proxy promptly in the enclosed envelope.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>4

Solicited by the Board of Trustees
Advent Claymore Convertible Securities and Income Fund
Annual Meeting of Shareholders
October 25, 2011

PREFERRED

The annual meeting of shareholders of Advent Claymore Convertible Securities and Income Fund (the “Fund”) will be held at the offices of the Fund’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, October 25, 2011, at 11:30 A.M. EDT (the “Annual Meeting”). The undersigned hereby appoints each of Robert S. Schwartz and Robert White, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT. To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

	ADVENT/CLAYMORE GLOBAL CONVERTIBLE
	SECURITIES & INCOME FUND

	PREFERRED

	1. Election of Trustees:

	Class II Nominees:			For	Against	Abstain

	1a. Mr. Daniel L. Black			0	0	0

	1b. Mr. Michael A. Smart			0	0	0

	2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

	Please mark, date, sign & return the proxy promptly in the enclosed envelope.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

Solicited by the Board of Trustees Advent/Claymore Global
Convertible Securities & Income Fund Annual Meeting of
Shareholders
October 25, 2011

PREFERRED

The annual meeting of shareholders of Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”) will be held at the offices of the Fund’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, October 25, 2011, at 11:30 A.M. EDT (the “Annual Meeting”). The undersigned hereby appoints each of Robert S. Schwartz and Robert White, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT. To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>3	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

	ADVENT/CLAYMORE ENHANCED GROWTH &
	INCOME FUND

	1. Election of Trustees:

	Class I Nominees:			For	Against	Abstain

	1a. Mr. Daniel L. Black			0	0	0

	1b. Mr. Michael A. Smart			0	0	0

	2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

	Please mark, date, sign & return the proxy promptly in the enclosed envelope.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>4

Solicited by the Board of Trustees Advent/Claymore
Enhanced Growth & Income Fund Annual Meeting of
Shareholders
October 25, 2011

The annual meeting of shareholders of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) will be held at the offices of the Fund’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, October 25, 2011, at 11:30 A.M. EDT (the “Annual Meeting”). The undersigned hereby appoints each of Robert S. Schwartz and Robert White, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT. To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>5	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

	ADVENT/CLAYMORE GLOBAL CONVERTIBLE
	SECURITIES & INCOME FUND

	COMMON

	1. Election of Trustee:

	Class II Nominee:			For	Against	Abstain

	1a. Mr. Daniel L. Black			0	0	0

	2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

	Please mark, date, sign & return the proxy promptly in the enclosed envelope.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>6

Solicited by the Board of Trustees Advent/Claymore Global
Convertible Securities & Income Fund Annual Meeting of
Shareholders
October 25, 2011

COMMON

The annual meeting of shareholders of Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”) will be held at the offices of the Fund’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, October 25, 2011, at 11:30 A.M. EDT (the “Annual Meeting”). The undersigned hereby appoints each of Robert S. Schwartz and Robert White, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.